                        Supplement dated March 1, 1998
                        to Prospectus Dated May 1, 1997
                                      for
         HERITAGE I AND HERITAGE II VARIABLE UNIVERSAL LIFE INSURANCE
                                   ISSUED BY
                           CHUBB SEPARATE ACCOUNT C
                                      of
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA


This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Chubb Life Insurance Company of America ("Chubb Life") at the address or telephone number set forth below.

The first, second and third paragraphs under the heading "DISTRIBUTION OF THE POLICY" on pages 26 and 27 of the prospectus are deleted in their entirety. The deleted paragraphs are replaced with the following.

        "The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Life, are also registered representatives of broker-dealers who have entered into written sales agreements with the principal underwriter, Jefferson Pilot Variable Corporation. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of their type. Each broker-dealer with whom Jefferson Pilot Variable Corporation has executed a selling agreement will receive as a commission the full charge of 3% imposed on premiums. It is not expected that the compensation paid by Chubb Life in connection with such sales will exceed that described above.

        "The Distribution Agreement with Jefferson Pilot Variable Corporation took effect on January 1, 1998 and continues until terminated by either party on 60 days notice. Jefferson Pilot Variable Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. Chubb Life will reimburse Jefferson Pilot Variable Corporation for its expenses under the Distribution Agreement.

        "Prior to January 1, 1998, a Distribution Agreement with Chubb Securities Corporation was in effect. The aggregate amounts paid to Chubb Securities Corporation under the prior Distribution Agreement were $22,502,715 in 1996, $15,333,468 in 1995 and $15,190,893 in 1994. Chubb
      Life reimbursed Chubb Securities Corporation for its expenses under the prior Distribution Agreement.

        "Jefferson Pilot Variable Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Life (and its affiliated companies), and for the Jefferson Pilot Variable Fund, Inc. (formerly the Chubb America Fund, Inc.)."

     You may obtain a prospectus by writing or calling Chubb Life at the address or telephone number set out below.

                    Chubb Life Insurance Company of America
                               One Granite Place
                         Concord, New Hampshire 03301
                        (800) 258-3648, Extension 7719